UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2022

CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)
001-38911	N/A
(Commission File Number)	(I.R.S. Employer Identification No.)

70 St. Mary Axe
London EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)

Not applicable
(Zip Code)
(44) 207-433-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of Clarivate Plc (the “Company”) for the quarter ended September 30, 2022, filed with the Securities and Exchange Commission (the "SEC") on November 8, 2022, the Company realigned its organizational structure and the composition of its reportable segments.

The Company is filing this Current Report on Form 8-K to update operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”), filed with the SEC on March 10, 2022, in order to give effect to the change in reportable segments. Specific information subject to update is as follows:

•Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference; and

•Part I, Item 1: Business, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplemental Data, included in Exhibit 99.1 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not reflect events occurring after March 10, 2022, the date that the Company filed the 2021 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to incorporate the change in reportable segments described above and set forth in Exhibit 99.1 to this report. For information on developments regarding the Company since the filing of the 2021 Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, and September 30, 2022 and other subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1: Business, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplemental Data
104	The cover page from the Company's Current Report on Form 8-K dated December 1, 2022, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: December 1, 2022	By:	/s/ Jonathan Collins
	Name:	Jonathan Collins
	Title:	Executive Vice President & Chief Financial Officer